UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                   Date of Report (Date of earliest event reported)                                  October 1, 2006
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                                                  DaimlerChrysler Auto Trust 2006-A
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                                     (Exact name of issuing entity as specified in its charter)

                                           DaimlerChrysler Financial Services Americas LLC
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                                  (Exact name of sponsor and depositor as specified in its charter)

                 State of Delaware                              333-127963-01                          20-6437245
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
  (State or other jurisdiction of incorporation of               (Commission               (IRS employer identification no. of
                  issuing entity)                               file number)                         issuing entity)

                                c/o Deutsche Bank Trust Company Delaware,
                            1011 Centre Road, Suite 200, Wilmington, Delaware                                      19805
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                        (Address of principal executive offices of issuing entity)                               (Zip code)

                       Issuing entity's telephone number, including area code                               (302) 636-3301
                                                                                                      ---------------------------

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                                    (Former name or former address, if changed since last report)
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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                     Section 6 -- Asset-Backed Securities

Item 6.02.  Change of Servicer or Trustee.

            Effective as of October 1, 2006, The Bank of New York Company, Inc. acquired select portions of JPMorgan Chase & Co.'s corporate trust business.

            As of result of this acquisition, The Bank of New York ("BNY") has succeeded JPMorgan Chase Bank, N.A. ("JPM Chase") as indenture trustee under the Indenture dated as of March 1, 2006 (the "Indenture"), between DaimlerChrysler Auto Trust 2006-A (the "Issuing Entity") and JPM Chase, as indenture trustee, in accordance with Section 6.09 of the Indenture.

            Pursuant to Section 6.09 of the Indenture, the succession of BNY to JPM Chase as indenture trustee becomes effective without the execution of any amendment or other instrument to the Indenture and is not subject to the prior consent of the holders of the Asset Backed Notes (the "Notes") issued by the Issuing Entity. Section 6.09 of the Indenture does not require that the rating agencies rating the Notes confirm their ratings on the Notes, and no such confirmation has been sought with respect to this succession.

            As successor indenture trustee, BNY is vested with all rights, powers, duties and obligations applicable to its predecessor under the Indenture. Certain of the terms and conditions of the Indenture applicable to the indenture trustee are described in the Prospectus Supplement dated February 28, 2006 (and the accompanying Prospectus dated January 31, 2006) filed pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, on March 2, 2006 under the registrant's Form S-3 registration statement (file no. 333-127963). The descriptions of these terms and conditions are incorporated herein by reference.

            The Indenture was filed as Exhibit 4.1 to the registrant's Current Report on Form 8-K filed on March 7, 2006 (file no. 333-127963-01).

            Information relating to BNY as indenture trustee is set forth below. This information has been provided by BNY. None of DaimlerChrysler Financial Services Americas LLC, the Issuing Entity or any other person (other than BNY) makes any representation as to the accuracy or completeness of this information.


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            The Bank of New York is a New York banking corporation with its principal place of business at 1 Wall Street, New York, New York 10004. The Bank of New York has been, and currently is, serving as indenture trustee and trustee for numerous securitization transactions and programs involving pools of auto receivables. The Bank of New York is one of the largest corporate trust providers of trust services on securitization transactions.


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


                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DAIMLERCHRYSLER FINANCIAL SERVICES
                            AMERICAS LLC



                            By:  /s/ B. C. Babbish
                                 ---------------------------------
                                 B. C. Babbish
                                 Assistant Secretary



Date:  October 3, 2006


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